UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
November 4, 2024

Evergy, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	001-38515	82-2733395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1200 Main Street
Kansas City
,
Missouri
64105
(Address of Principal Executive Offices, and Zip Code)
(
816
)
556-2200
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Evergy Kansas Central, Inc.
(Exact Name of Registrant as Specified in Charter)

Kansas	001-03523	48-0290150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
818 South Kansas Avenue
Topeka
,
Kansas
66612
(Address of Principal Executive Offices, and Zip Code)
(
785
)
575-6300
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Evergy Metro, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	000-51873	44-0308720
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1200 Main Street
Kansas City
,
Missouri
64105
(Address of Principal Executive Offices, and Zip Code)
(
816
)
556-2200
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Evergy, Inc. common stock	EVRG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Current Report on Form
8-K
is provided by the following registrants: Evergy, Inc. (“Evergy”), Evergy Kansas Central, Inc. (“Evergy Kansas Central”) and Evergy Metro, Inc. (“Evergy Metro,” and collectively with Evergy and Evergy Kansas Central, the “Evergy Companies”). Information relating to any individual registrant is filed by such registrant solely on its own behalf. Each registrant makes no representation as to information relating exclusively to the other registrants.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Departure of Chief Accounting Officer; Appointment of Interim
On November 4, 2024, Steven P. Busser notified the Evergy Companies that he will retire and no longer serve as the Evergy Companies’ Vice President and Chief Accounting Officer, effective on December 1, 2024 (the “Effective Date”). Mr. Busser’s decision to retire was not the result of any disagreement with the Evergy Companies on any matter relating to their operations, policies, or practices or any issues regarding accounting policies or practices.
Following Mr. Busser’s retirement on the Effective Date, Matt Gummig, Director of External Reporting and Property Accounting, will also serve as Interim Controller and Chief Accounting Officer and will assume the principal accounting officer responsibilities while the Evergy Companies conduct an internal and external search to fill the permanent role. Mr. Gummig will hold the same positions with Evergy Kansas Central and Evergy Metro, as well as with the other main utilities in the Evergy group.
Mr. Gummig, 39, has held his current position as Director of External Reporting, Policy and Property Accounting, since January 2023. He has worked at Evergy for nearly thirteen years and previously held the position of Senior Manager – External Reporting and various other roles of increasing responsibility within Evergy’s Accounting organization. Before joining Evergy, Mr. Gummig served as an auditor in the assurance practice of Ernst & Young from 2009 to 2011. Mr. Gummig holds a bachelor’s and a master’s degree in accounting from Truman State University, is a certified public accountant licensed in Missouri, and has completed leadership programs through William Jewell College.
In connection with Mr. Gummig’s assumption of additional responsibilities as described above, he will receive two cash retention payments, each in the amount of $25,000, payable in December 2024 and April 2025 and time-based restricted stock units with a grant date fair market value equal to $150,000, which vest in three equal tranches on December 1, 2025, 2026 and 2027.
Evergy will also enter into an indemnification agreement with Mr. Gummig in the same
form as has been entered into with other directors and officers. The indemnification agreement provides indemnification to the extent allowed under Missouri law. Mr. Gummig will not receive any separate compensation for his services at Evergy’s subsidiaries. A copy of the form of indemnification agreement was previously filed as Exhibit 10.2 to Evergy’s Form
10-Q
for the quarter ended September 30, 2018.
Other than the foregoing matters, there are no arrangements or understandings between Mr. Gummig and any other persons pursuant to which he was appointed as the Interim Controller and Chief Accounting Officer and interim principal accounting officer. There are no family relationships between Mr. Gummig and any director or executive officer of Evergy, and Mr. Gummig has not been party to any related person transactions with Evergy.

Departure of Chief Operating Officer
On November 8, 2024, the Evergy Companies announced that Mr. Kevin E. Bryant, currently the Evergy Companies’ Executive Vice President and Chief Operating Officer, has been named as Executive Vice President of Corporate Initiatives. In this role, Mr. Bryant will work directly with Mr. David A. Campbell, Evergy’s Chairman, President and Chief Executive Officer and will continue to provide input on Evergy’s strategy and operations through his departure from the company on December 31, 2024. This planned departure is not the result of any disagreement with the Evergy Companies on any matter relating to their operations, policies, or practices. Mr. Bryant will be entitled to receive severance benefits pursuant to Evergy’s Executive Severance Plan (the “Severance Plan”), filed as Exhibit 10.2 to Evergy’s Form
10-Q
for the quarter ended September 30, 2019. All severance benefits under the Severance Plan for Mr. Bryant are contingent upon Mr. Bryant’s execution and non-revocation
of a general release of claims against Evergy. The Evergy Companies are not currently planning to fill the Chief Operating Officer role.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGY, INC.

By:	/s/ Heather A. Humphrey
Name:	Heather A. Humphrey
Title:	Senior Vice President, General Counsel and Corporate Secretary

EVERGY KANSAS CENTRAL, INC.

By:	/s/ Heather A. Humphrey
Name:	Heather A. Humphrey
Title:	Senior Vice President, General Counsel and Corporate Secretary

EVERGY METRO, INC.

By:	/s/ Heather A. Humphrey
Name:	Heather A. Humphrey
Title:	Senior Vice President, General Counsel and Corporate Secretary
Date: November 8, 2024